Exhibit 99.1

RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP

LIQUIDATING TRUST AGREEMENT

July 29, 2015

TABLE OF CONTENTS

Article 1 Transfer to Trustee	1
1.1 Transfer to Trustee.	1
1.2 Assumption.	1
1.3 Intention of Parties.	2
Article 2 Beneficiaries	2
2.1 Partners as Beneficiaries.	2
2.2 Record of Beneficiaries.	2
2.3 Transfer of Interests.	2
2.4 Missing Beneficiaries.	2
Article 3 Name; Purpose; Limitations; Operation	2
3.1 Name.	2
3.2 Purpose of Trust.	2
3.3 Limitations.	3
3.4 Operation of Trust.	3
Article 4 Authority of Trustee	3
4.1 Authority of Trustee.	3
4.2 Limitations of Trustee’s Investment Authority.	4
Article 5 The Trustee	4
5.1 Generally.	4
5.2 Indemnification of Trustee.	4
5.3 Liability of Trustee; Exculpation.	5
5.4 Release of Trustee.	5
5.5 Safekeeping of Trust Assets.	5
5.6 Expense Reimbursement and Compensation.	5
5.7 No Bond.	5
Article 6 Successor Trustee	6
6.1 Resignation.	6
6.2 Vacancy; Appointment of Successor.	6
6.3 Acceptance of Appointment by Successor Trustee.	6
Article 7 Tax Matters; Reports to Beneficiaries	6
7.1 Treated as Liquidating Trust and Grantor Trust.	6
7.2 Withholding.	6
7.3 Allocation of Income and Losses.	7
7.4 Tax Reports.	7
7.5 Other Reports.	7
Article 8 Termination of Trust	7
Article 9 Miscellaneous Provisions	7
9.1 Beneficiaries have No Rights or Privileges as Partners.	7
9.2 Governing Law.	8
9.3 Severability.	8
9.4 Counterparts and Execution.	8
9.5 Notices.	8
9.6 Effect of Headings; Pronouns.	8
9.7 Entire Agreement.	8
9.8 Amendment.	8

Exhibits:

Exhibit A - The Assets

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TABLE OF DEFINED TERMS

Assets	Section 1.1	Missing Beneficiary	Section 2.4
Beneficial Interest	Section 2.1	Partners	Recitals
Beneficiaries	Section 2.1	Partnership	Preamble
Commission	Section 7.5	Plan of Liquidation	Recitals
Effective Date	Section 1.1	Trust	Recitals
General Partners	Recitals	Trust Agreement	Preamble
Indemnified Persons	Section 5.2	Trust Property	Section 1.1
Limited Partners	Recitals	Trustee	Preamble

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RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP
LIQUIDATING TRUST AGREEMENT

THIS RANCON REALTY FUND V, A CALIFORNIA LIMITED PARTNERSHIP, LIQUIDATING TRUST AGREEMENT (this “Trust Agreement”) is made as of July 29, 2015, by and among Rancon Realty Fund V, a California limited partnership (the “Partnership”), and Rancon Financial Corporation, a California corporation hand (the “Trustee”).

Recitals

On April 10, 2014, the General Partners of the Partnership (the “General Partners”) adopted, subject to approval by the Limited Partners of the Partnership (the “Limited Partners”), a Plan of Liquidation and Dissolution for the Partnership (the “Plan of Liquidation”). On May 8, 2014, the Plan of Liquidation was approved by the Limited Partners.

The Plan of Liquidation provides, among other things, that if the General Partners determine that (a) it would not be feasible for the Partnership to pay, or adequately provide for, all liabilities of the Partnership at the time the final liquidating distribution is made pursuant to Section 6 thereof, or (b) it is not advisable to distribute at such time any other property held by or for the account of the Partnership because such property is not reasonably susceptible for distribution to General Partners and the Limited Partners (together, the “Partners”) or otherwise, the Partnership may transfer and assign to a liquidating trust designated by the General Partners (a “Trust”) sufficient cash and property to pay or adequately provide for all such debts and liabilities and such other property as the General Partners shall have determined is appropriate. The Plan of Liquidation further provides that the agreement governing any such Trust shall be approved by the General Partners.

On July 29, 2015, the General Partners, pursuant to the powers granted to them under the Plan of Liquidation, approved this Trust Agreement and the Trust created hereby.

Now, therefore, it is agreed as follows:

Article 1
Transfer to Trustee

1.1              Transfer to Trustee. Promptly following the date hereof, the Partnership shall transfer and assign to the Trustee on behalf of the Trust, and the Trustee shall accept on behalf of the Trust, the Partnership’s entire right, title and interest in and to the assets described on Exhibit A attached hereto (the “Assets”), and all proceeds and income from investment thereof (together with the Assets, the “Trust Property”). The date of such transfer is referred to herein as the “Effective Date”.

1.2              Assumption. Effective upon the transfer of the Assets pursuant to Section 1.1, the Trustee assumes, on behalf of the Trust, all liabilities of the Partnership, but only to the extent of the Assets conveyed hereunder to the Trust.

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1.3              Intention of Parties. Although the Partnership is transferring the Assets directly to the Trustee, the parties intend that, for federal and state income tax purposes, such transfers are to be considered in substance transfers from the Partnership to the Partners and from them to the Trustee. The Assets are transferred and assigned to the Trustee, and the Trustee shall hold and deal with the Assets, in trust for the sole benefit of the Beneficiaries (as defined below), on the terms and conditions herein set forth.

Article 2
Beneficiaries

2.1              Partners as Beneficiaries. The Partners as of the Effective Date shall be the initial Beneficiaries, with each Partner’s beneficial interest in the Trust (the “Beneficial Interest”) determined, as of the Effective Date, in accordance with Section 11.2.2(i) of the Second Amended and Restated Agreement of the Partnership, as amended by that certain Sixth Amendment by the General Partners, dated March 27, 2014, after making the adjustments described in Section 11.2.2, calculated based on the information available to the General Partners as of the Effective Date. Each distribution by the Trustees to the Beneficiaries shall be made to the Partners as of the Effective Date, or their legal representatives or successors in interest authorized by Section 2.3 (together with the Partners, the “Beneficiaries”), pro rata according to their Beneficial Interests. As soon as practicable after the Effective Date, the Trustee will deliver, or cause to be delivered, to each Beneficiary a notice indicating such Beneficiary’s Beneficial Interest in the Trust.

2.2              Record of Beneficiaries. The Trustee shall maintain, or cause to be maintained, a record of the name and address of each Beneficiary and its Beneficial Interest in the Trust.

2.3              Transfer of Interests. The Beneficial Interest of a Beneficiary in the Trust may not be transferred in any manner whatsoever (including, without limitation, by sale, exchange, gift, pledge or creation of a security interest) except (a) a bequest or inheritance in the case of the death of an individual Beneficiary, or (b) by operation of law, provided, however, that in no event shall any such transfer by operation of law take place unless the Trustee has received reasonable assurance that the transfer is in compliance with federal and state securities laws. Neither the Trustee, the Trust, the Partnership nor any of their affiliates shall take any actions to facilitate or encourage any trading in the Beneficial Interests. Beneficial Interests shall not be represented by any form of certificate or other instrument.

2.4              Missing Beneficiaries. If a notice or distribution is mailed by the Trustee to a Beneficiary and either the notice is returned to the Trustee as undeliverable or any check included in such notice is not cashed within a reasonable period of time, such Beneficiary shall thereafter be a “Missing Beneficiary.”

Article 3
Name; Purpose; Limitations; Operation

3.1              Name. The name of this Trust is The Rancon Realty Fund V Liquidating Trust.

3.2              Purpose of Trust. This Trust is established for the following purposes:

(a)                Holding the Assets transferred to it by the Partnership on behalf of the Beneficiaries, enforcing the rights of the Beneficiaries thereto, collecting the income thereon, selling or otherwise dispersing the Assets, distributing the Trust Property to the Beneficiaries, and taking such other action as is necessary to conserve and protect the Trust Property and to provide for the orderly liquidation of any and all of the Assets.

(b)               Paying when due all valid and liquidated unpaid, undischarged and uncontested claims upon and the liabilities of the Partnership and the expenses of administering this Trust, including without limitation all Trustee’s, attorneys’ and accountants’ fees incurred in connection therewith.

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3.3              Limitations. The purposes of this Trust shall be limited to the purposes specified in Section 3.2 hereof. Under no circumstances shall the Trustee conduct any business of any kind with respect to the Trust Property, and the Trustee’s activities shall be limited to those reasonably necessary to, and consistent with, the accomplishment of the purposes specified in Section 3.2 hereof. Under no circumstances shall the purpose of this Trust be construed to create an association, partnership, joint venture, corporation or any other profit-making business or enterprise.

3.4              Operation of Trust. The Trustee shall receive and hold all the Assets and shall (a) distribute Assets in kind whenever the Trustee believes to do so would be prudent, and (b) from time to time, but not less often than annually, pay over to the Beneficiaries any cash which is received as the result of the collection of any income from the Trust Property or as the result of any disposition of the Trust Property. Such distributions shall be made according to the Beneficiaries’ respective Beneficial Interests, provided, however, that no distribution shall be made to Beneficiaries without first satisfying or adequately providing for (i) all claims of creditors, except as the same may be provided for by cash and other assets retained by the Trust for such purpose, (ii) a reserve for the reasonable expenses incurred or to be incurred by the Trustee and (iii) an amount equal to the aggregate amounts payable to all Missing Beneficiaries.

Article 4
Authority of Trustee

4.1              Authority of Trustee. The Trustee shall have such powers as are reasonably necessary to carry out the purposes of this Trust as specified in this Trust Agreement. Among the other powers stated or implied herein, in connection with the administration of this Trust, the Trustee in its fiduciary capacity may exercise the following powers, authority, and discretion to:

(a)                hold legal title to any and all rights of the Beneficiaries in or arising from the sale of any Trust Property, and to receive and collect any and all payments due in connection with any such sales;

(b)               receive, hold, maintain, convey, release, assign or otherwise transfer legal title to any Trust Property;

(c)                hold Trust Property in the name of a nominee or in any other way without disclosing the trust relationship;

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(d)               execute and deliver, upon proper payment, partial and complete releases of any third-party obligations transferred to the Trust;

(e)                protect and enforce the rights vested in the Trustee to the Trust Property by this Trust Agreement by any method deemed appropriate, including, without limitation, by judicial proceedings;

(f)                take any steps necessary to establish clear title to any Trust Property;

(g)               employ legal counsel, accountants, advisors, custodians and other agents in connection with the administration or termination of this Trust, to delegate to them any powers of the Trustee, including, without limitation, pursuant to a power of attorney, and to pay out of the Trust Property to such legal counsel, accountants, advisors, custodians and other agents reasonable compensation for services rendered;

(h)               file any and all tax returns required in connection with the Trust and to pay any taxes properly payable by the Trust out of the Trust Property,

(i)                 compromise, adjust, arbitrate, sue on or defend, abandon or otherwise deal with and settle claims in favor of or against this Trust as the Trustee deems best; and

(j)                 purchase appropriate insurance to indemnify or reimburse the Trustee, its agents and representatives, and the Trust in the event of occurrences covered by such insurance.

4.2              Limitations of Trustee’s Investment Authority. The Trustee shall not engage in any income-producing activity, except that the Trustee may retain the Assets or hold the Trust Property in the form of interest-bearing obligations of the United States of America, or any state or municipality thereof, or in demand or time deposits in banks or certificates of deposits of banks, having a maturity not in excess of one year or in collective investment funds, or mutual funds, the assets of which are “money market” or comparable obligations, which obligations are convertible into cash within thirty (30) days.

Article 5
The Trustee

5.1              Generally. The Trustee shall perform such duties, and only such duties, as are specifically set forth in this Trust Agreement or are reasonably implied for the administration of this Trust. The Trustee shall have the right and authority to execute any document or instrument on behalf of the Trust and to write checks or transfer funds out of the Trust Property. Except as may be otherwise required by law, the Trustee shall not be bound by any prudent or reasonable person standard of review in carrying out the duties and powers granted to the Trustee under this Trust Agreement.

5.2              Indemnification of Trustee. The Trustee, and its officers, directors and affiliates (together, the “Indemnified Persons”), shall be indemnified, and may reimburse itself out of the Trust Property, against and from any and all loss, cost, liability, expense or damage which any such Indemnified Person may sustain in connection with the Trust, provided that the same were not the result of negligence or misconduct on the part of such Indemnified Person. The Trust shall advance to each Indemnified Person all expenses incurred by such Indemnified Person in connection with the investigation, defense, settlement, or appeal of any claim or proceeding attributable to a matter described in the immediately preceding sentence. Such Indemnified Person shall promptly repay such amounts advanced only if it is ultimately determined that such Indemnified Person was not entitled to be indemnified by the Trust pursuant to this Section 5.2.

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5.3              Liability of Trustee; Exculpation. The Trustee and each other Indemnified Person shall be liable only for the performance of such duties and obligations as are specifically set forth in this Trust Agreement. Each Indemnified Person shall have no liability to the Trust or any Beneficiary for any loss suffered by the Trust or such Beneficiary which arises out of any action or inaction of such Indemnified Person, if such Indemnified Person determined, in good faith, that such course of conduct was in the best interests of the Trust and such course of conduct did not constitute negligence or misconduct. No Trustee who is appointed as a successor to the trustee shall have any duty to investigate or review any action of a predecessor trustee and may accept the accounting records of its predecessor trustee without further investigation and without incurring any liability to any person claiming an interest in the Trust.

5.4              Release of Trustee. Except as otherwise provided in Section 5.3:

(a)                the Trustee may absolutely and unconditionally rely, and shall be protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, including, without limitation, proper directions from a Beneficiary;

(b)               the Trustee may consult with legal counsel (including tax counsel) to be selected by it, and the Trustee shall not be liable for any action taken or omitted to be taken by it in accordance with the advice of such counsel; and

(c)                persons dealing with the Trustee shall look only to the Trust Property to satisfy any liability incurred by the Trustee to such person in carrying out the terms of this Trust, and the Trustee shall have no personal obligation to satisfy any such liability.

5.5              Safekeeping of Trust Assets. All moneys and other assets received by the Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries. The Trustee shall be under no liability for interest or producing income on any moneys received by it hereunder and held for distribution or payment to the Beneficiaries, except as such interest shall actually be received by the Trustee.

5.6              Expense Reimbursement and Compensation. The Trustee shall be entitled to reimburse itself out of the Trust Property for all out-of-pocket expenses but shall not be entitled to compensation out of the Trust Property for any services rendered by it in connection with the Trust.

5.7              No Bond. The Trustee shall serve without bond.

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Article 6
Successor Trustee

6.1              Resignation. The Trustee may resign by giving not less than thirty (30) days’ prior written notice thereof to the Beneficiaries. Such resignation shall become effective on the day specified in such notice or upon the appointment of a successor and the acceptance by such successor of such appointment, whichever is earlier.

6.2              Vacancy; Appointment of Successor. In the event of any vacancy in the office of Trustee, a successor Trustee shall be selected by Beneficiaries holding a majority of the Beneficial Interests.

6.3              Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file such acceptance with the Trust records. Thereupon, such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as originally named herein; provided, however, that a retiring or removed Trustee shall, nevertheless, when requested in writing by the successor Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Trustee under the Trust all the estates, properties, rights, powers, trusts and duties of such predecessor Trustee.

Article 7
Tax Matters; Reports to Beneficiaries

7.1              Treated as Liquidating Trust and Grantor Trust. It is intended that the Trustee shall treat this Trust as a liquidating trust pursuant to Treasury Regulation Section 301.7701-4(d), as amended or superseded from time to time, and as a grantor trust subject to the provisions of Subchapter J, Subpart E of the Internal Revenue Code of 1986, as amended or superseded from time to time, owned by the Beneficiaries holding beneficial interests therein as grantors. The Trustee is authorized to take any action as may be necessary or appropriate to minimize any potential tax liability of the Beneficiaries arising out of the operations of the Trust. The Trustee shall file, or cause to be filed, in a timely manner all such tax returns as are required by applicable law by virtue of the existence and operations of the Trust and pay any taxes shown as due thereon. The Trustee shall treat all Trust income as subject to tax on a current basis.

7.2              Withholding. The Trustee may withhold from the amount distributable from the Trust at any time to any Beneficiary such sum or sums as may be sufficient to pay any tax or taxes or other charge or charges which have been or may be imposed on such Beneficiary or upon the Trust with respect to the amount distributable or to be distributed under the income tax laws of the United States or of any state or political subdivision or entity by reason of any distribution provided for in Section 3.4, whenever such withholding is determined by the Trustee in its sole discretion to be required by any law, regulations, rule, ruling, directive or other governmental requirement, and the Trustee, in the exercise of its sole discretion and judgment, may enter into agreements with taxing or other authorities for the payment of such amounts as may be withheld in accordance with the provisions of this Section 7.2. Notwithstanding the foregoing but without prejudice to the Trustee’s rights hereunder, such Beneficiary shall have the right with respect to the United States or any state or political subdivision or entity to contest the imposition of any tax or other charge by reason of any distribution hereunder.

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7.3              Allocation of Income and Losses. Allocations among Beneficiaries of taxable income or loss of the Trust for each of the Trust’s tax years shall be pro rata in accordance with the Beneficiaries’ respective Beneficial Interests.

7.4              Tax Reports. As soon as practicable after the close of each fiscal year, the Trustee shall supply, or cause to be supplied, to each Beneficiary a statement reflecting information which may be appropriate or necessary to enable the Beneficiaries to determine their respective tax obligations, if any, arising out of the operations of the Trust. The fiscal year of the Trust shall be the calendar year.

7.5              Other Reports. As soon as practicable after the end of each fiscal year and upon termination of the Trust, the Trustee shall submit, or cause to be submitted, a written report and account to the Beneficiaries showing (i) the assets and liabilities of the Trust as the end of such fiscal year or upon such termination and the receipts and disbursements of the Trustee for such period, (ii) any material changes in the Trust Property not previously reported and (iii) any action taken by the Trustee in the performance of its duties which materially affects the Trust. Whenever a material event relating to the Trust occurs, the Trustee shall, within a reasonable period of time after such occurrence, submit, or cause to be submitted, a report describing such event to the Beneficiaries, unless such event has otherwise been reported on an annual report to Beneficiaries. The Trustee will cause any annual reports provided to Beneficiaries to be filed with the Securities and Exchange Commission (the “Commission”) under cover of Form 10-K and periodic reports provided to Beneficiaries to be filed with the Commission under cover of Form 8-K.

Article 8
Termination of Trust

This Trust Agreement and Trust shall terminate upon payment to the Beneficiaries of all of the Trust Property which it is intended will take place within three (3) years from the date hereof, provided that the Trustee shall have the discretion to delay such distribution in its good faith determination that such final distribution should not be made at that time; provided, however that Trust Property which would otherwise be distributed to Missing Beneficiaries shall continue to be held by the Trustee until each Missing Beneficiary is located and distribution can be made to such Missing Beneficiary or until such time as the Trustee shall otherwise dispose of such Trust Property in accordance with applicable state laws regarding escheatment and abandoned property; provided, however, that this Trust Agreement shall in no event continue to exist beyond twenty-one (21) years from the date hereof.

Article 9
Miscellaneous Provisions

9.1              Beneficiaries Have No Rights or Privileges as Partners. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges attributable to their former status as Partners.

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9.2              Governing Law. This Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

9.3              Severability. In the event any provision of this Trust Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement (or the application of such provision to persons or circumstances other than those as to which it is held, either directly or by clear implication, invalid or unenforceable), shall not be affected hereby, and each provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

9.4              Counterparts and Execution. This Trust Agreement may be executed in counterparts, and by facsimile or other electronic signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.5              Notices. All notices, requests, demands, and other communications under this Trust Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally (including by recognized courier) on the person to whom notice is to be given, the first business day after emailed to the last known email address of a person, or on the third business day after mailing if mailed to the person to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed to the person at such person’s last known address.

9.6              Effect of Headings; Pronouns. The subject headings of the articles, sections and subsections of this Trust Agreement are included for convenience only and shall not affect the construction or interpretation of any of its provisions. Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

9.7              Entire Agreement. This Trust Agreement, together with Exhibit A attached hereto, which is incorporated herein by reference, constitutes the entire agreement of the Partnership, the Partners and the Trustee with respect to the subject matter of this Trust Agreement, and replaces and supersedes all prior written and oral agreements by and among the Partnership, the Partners and the Trustee, or any of them, relating to such subject matter.

9.8              Amendment. This Trust Agreement may be amended or modified by a written agreement signed by the Trustee; provided, however, that prior to the dissolution of the Partnership, any such amendment or modification shall also require the signature of the Partnership. Promptly following the execution of any such amendment or modification by the Trustee (and the Partnership, if applicable), the Trustee shall give notice of the substance of such amendment or modification to the Beneficiaries, or, if lieu thereof, the Trustee may send a copy of such amendment or modification to each Beneficiary.

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IN WITNESS WHEREOF, the parties hereto made and executed this Trust Agreement, as of the date first written above.

PARTNERSHIP:

RANCON REALTY FUND V,
A CALIFORNIA LIMITED PARTNERSHIP

By:		/s/ Daniel L. Stephenson
Daniel L. Stephenson, its General Partner

By:		Rancon Financial Corporation,
its General Partner

	By:	/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

TRUSTEE:

Rancon Financial Corporation

By:		/s/ Daniel L. Stephenson
Daniel L. Stephenson, President

Signature Page to Liquidating Trust Agreement

EXHIBIT A

THE ASSETS

$22,558,578.40 in cash